OHIO EDISON COMPANY - CORPORATE
              PRO FORMA BALANCE SHEETS AFTER TRANSFER OF GENERATION



                                                       March 31,      TRANSFER
                                                         2005         OF FOSSIL
                                                       ---------      ----------
                                                            (In thousands)
                              ASSETS
UTILITY PLANT:
    In service                                       $ 4,744,357   $ (1,989,162)
    Less-Accumulated provision for
      depreciation                                     2,428,711     (1,173,457)
                                                     -----------   -------------
                                                       2,315,646       (815,705)
                                                     -----------   -------------
    Construction work in progress-
       Electric plant                                    112,821           (346)
       Nuclear Fuel                                       31,821
                                                     -----------   -------------
                                                         144,642           (346)
                                                     -----------   -------------
                                                       2,460,288       (816,051)
                                                     -----------   -------------
OTHER PROPERTY AND INVESTMENTS:
    Investment in lease obligation bonds                   9,461
    Nuclear plant decommissioning trusts                 303,387
    Long-term notes receivable from associated
      companies                                          175,474        763,409
    Other                                                852,222
                                                     -----------   -------------
                                                       1,340,544        763,409
                                                     -----------   -------------
CURRENT ASSETS:
    Cash and cash equivalents                                143
    Receivables-
       Customers (less accumulated provisions of
         $6,302,000 for uncollectible accounts)
       Associated companies                              160,043
       Other (less accumulated provisions of
         $64,000 for uncollectible ac8,910s)               8,910
    Notes receivable from associated companies           689,480
    Materials and supplies, at average cost               68,201        (17,800)
    Prepayments and other                                  3,488
                                                     -----------   -------------
                                                         930,265        (17,800)
                                                     -----------   -------------
DEFERRED CHARGES:
    Regulatory assets                                    898,589
    Property taxes                                        61,419
    Unamortized sale and leaseback costs                  58,895
    Other                                                 59,424
                                                     -----------   -------------
                                                       1,078,327              -
                                                     -----------   -------------
                                                     $ 5,809,424      $ (70,442)
                                                     ===========   =============
                  CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
    Common stockholder's equity-
       Common stock, without par value, authorized
         175,000,000 shares - 100 shares
         outstanding                                 $ 2,098,729      $       -
       Other paid-in capital                                   -        163,797
       Accumulated other comprehensive loss              (48,711)
       Retained earnings                                 451,296
                                                     -----------   -------------
          Total common stockholder's equity            2,501,314        163,797
    Preferred stock not subject to mandatory
      redemption                                          60,965
    Long-term debt and other long-term obligations     1,079,611
                                                     -----------   -------------
                                                       3,641,890        163,797
                                                     -----------   -------------
CURRENT LIABILITIES:
    Currently payable long-term debt                     363,932
    Short-term borrowings-
       Associated companies                                3,280
       Other
    Accounts payable-
       Associated companies                              116,524
       Other                                               6,070
    Notes payable to associated companies
    Accrued taxes                                        171,250
    Accrued interest                                      16,705         (3,203)
    Other                                                 89,940
                                                     -----------   -------------
                                                         767,701         (3,203)
                                                     -----------   -------------
NONCURRENT LIABILITIES:
    Accumulated deferred income taxes                    615,649       (224,244)
    Accumulated deferred investment tax credits           55,986
    Asset retirement obligation                          204,155         (6,792)
    Retirement benefits                                  259,798
    Other                                                264,245
                                                     -----------   -------------
                                                       1,399,833       (231,036)
                                                     -----------   -------------
COMMITMENTS AND CONTINGENCIES
                                                     -----------   -------------
                                                     $ 5,809,424      $ (70,442)
                                                     ===========   =============

                                                       PRO FORMA                  PRO FORMA
                                                     BALANCE SHEET   TRANSFER    BALANCE SHEET
                                                    MARCH 31, 2005  OF NUCLEAR  MARCH 31, 2005

                                                                  (In thousands)
                              ASSETS
UTILITY PLANT:
    In service                                       $ 2,755,195     $ (771,559)  $  1,983,636
    Less-Accumulated provision for
      depreciation                                     1,255,254       (496,114)       759,140
                                                     -----------     ----------   ------------
                                                       1,499,941       (275,445)     1,224,496
                                                     -----------     ----------   ------------
    Construction work in progress-
       Electric plant                                    112,475        (87,408)        25,067
       Nuclear Fuel                                       31,821        (31,821)             -
                                                     -----------     ----------   ------------
                                                         144,296       (119,229)        25,067
                                                     -----------     ----------   ------------
                                                       1,644,237       (394,674)     1,249,563
                                                     -----------     ----------   ------------
OTHER PROPERTY AND INVESTMENTS:
    Investment in lease obligation bonds                   9,461                         9,461
    Nuclear plant decommissioning trusts                 303,387       (207,311)        96,076
    Long-term notes receivable from associated
      companies                                          938,883        295,915      1,234,798
    Other                                                852,222                       852,222
                                                     -----------     ----------   ------------
                                                       2,103,953         88,604      2,192,557
                                                     -----------     ----------   ------------
CURRENT ASSETS:
    Cash and cash equivalents                                143                           143
    Receivables-
       Customers (less accumulated provisions of
         $6,302,000 for uncollectible accounts)                -                            -
       Associated companies                              160,043                      160,043
       Other (less accumulated provisions of
         $64,000 for uncollectible accounts)               8,910                        8,910
    Notes receivable from associated companies           689,480                      689,480
    Materials and supplies, at average cost               50,401        (50,401)            -
    Prepayments and other                                  3,488                        3,488
                                                     -----------     ----------   ------------
                                                         912,465        (50,401)      862,064
                                                     -----------     ----------   ------------
DEFERRED CHARGES:
    Regulatory assets                                    898,589                      898,589
    Property taxes                                        61,419                       61,419
    Unamortized sale and leaseback costs                  58,895                       58,895
    Other                                                 59,424                       59,424
                                                     -----------     ----------   ------------
                                                       1,078,327              -     1,078,327
                                                     -----------     ----------   ------------
                                                     $ 5,738,982     $ (356,471)  $ 5,382,511
                                                     ===========     ==========   ============
                  CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
    Common stockholder's equity-
       Common stock, without par value, authorized
         175,000,000 shares - 100 shares
         outstanding                                 $ 2,098,729     $        -     2,098,729
       Other paid-in capital                             163,797                      163,797
       Accumulated other comprehensive loss              (48,711)                     (48,711)
       Retained earnings                                 451,296                      451,296
                                                     -----------     ----------   ------------
          Total common stockholder's equity            2,665,111              -     2,665,111
    Preferred stock not subject to mandatory
      redemption                                          60,965                       60,965
    Long-term debt and other long-term obligations     1,079,611       (162,700)      916,911
                                                     -----------     ----------   ------------
                                                       3,805,687       (162,700)    3,642,987
                                                     -----------     ----------   ------------
CURRENT LIABILITIES:
    Currently payable long-term debt                     363,932        (61,200)      302,732
    Short-term borrowings-
       Associated companies                                3,280                        3,280
       Other                                                   -                            -
    Accounts payable-
       Associated companies                              116,524        (46,526)       69,998
       Other                                               6,070                        6,070
    Notes payable to associated companies                                59,543        59,543
    Accrued taxes                                        171,250                      171,250
    Accrued interest                                      13,502         (3,807)        9,695
    Other                                                 89,940         (1,365)       88,575
                                                     -----------     ----------   ------------
                                                         764,498        (53,355)      711,143
                                                     -----------     ----------   ------------
NONCURRENT LIABILITIES:
    Accumulated deferred income taxes                    391,405         (4,938)      386,467
    Accumulated deferred investment tax credits           55,986                       55,986
    Asset retirement obligation                          197,363       (132,676)       64,687
    Retirement benefits                                  259,798                      259,798
    Other                                                264,245         (2,802)      261,443
                                                     -----------     ----------   ------------
                                                       1,168,797       (140,416)    1,028,381
                                                     -----------     ----------   ------------
COMMITMENTS AND CONTINGENCIES
                                                     -----------     ----------   ------------
                                                     $ 5,738,982     $ (356,471)  $ 5,382,511
                                                     ===========     ==========   ============

                               Ohio Edison Fossil
                                    03-31-05

-----------------------------------------------
Sales Price
FOSSIL - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
-----------------------------------------------
                                                         Debit         Credit
                                                   -----------------------------

Fossil - Plant in Service                                              1,989,162
Accumulated Depreciation                               1,173,457

CWIP - Steam                                                                 346


Cash
Notes Rec. - Assoc. Co.                                  293,065

M&S                                                                       17,800

Paid-in Capital                                                          163,797

Notes  Rec. Assoc Co.  - PCN Assumption                  470,344

A/P - Assoc. Co.

Accrued Interest                                           3,203

Other Current Liabilities

Deferred Taxes - Estimated                               224,244

Asset Retirement Obligation                                6,792

Other Noncurrent Liabilities

                                                   -----------------------------
                                                       2,171,105       2,171,105
                                                   =============================


SUBSEQUENT TO TRANSFER
----------------------

PCN Debt Fossil - LT                                     320,344
PCN Debt Fossil - ST                                     150,000
Notes  Rec. Assoc Co.  - PCN Assumption                                  470,344

                              Ohio Edison Nuclear
                                    03-31-05


-----------------------------------------------
Sales Price
FOSSIL - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
-----------------------------------------------


                                                         Debit         Credit
                                                   -----------------------------

Nuclear Plant in Service                                                 426,051
Accumulated Depreciation                                 320,056

Plant In Service - Cap Leases                                            156,000
Accumulated Amortrization                                 48,100

Nuclear Fuel In Service                                                  189,508
Accumulated Amortization                                 127,958


Nuclear - CWIP                                                            87,408
CWIP - Nuclear Fuel                                                       31,821

NDT Assets                                                               207,311

Cash
Notes Payable - Assoc. Co.                                                59,543

M&S - Nuclear                                                             50,401

PCN Debt Nuclear - LT                                     60,000
PCN Debt Nuclear - ST                                     56,000
Notes  Rec. Assoc Co.  - PCN Assumption                  295,915

A/P - Assoc. Co.                                          46,526

Accrued Interest                                           3,807

Other Current Liabilities                                  1,365

Cap Lease Oblig - Current                                  5,200

Deferred Taxes - Estimated                                 4,938

NDT Liabilities                                          132,676

Other Noncurrent Liabilities                               2,802

Cap Lease Oblig - Noncurrent                             102,700

                                                   -----------------------------
                                                       1,208,043       1,208,043
                                                   =============================

SUBSEQUENT TO TRANSFER
----------------------

PCN Debt Nuclear - LT                                    265,915
PCN Debt Nuclear - ST                                     30,000
Notes  Rec. Assoc Co.  - PCN Assumption                                  295,915
